UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 17, 2004

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                          0-32523               98-0222710
(State or other jurisdiction       (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


             1200 MacArthur Boulevard                     07430
                Mahwah, New Jersey                     (Zip Code)
     (Address of principal executive offices)


       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 17, 2004, we completed the final closing of the second tranche of our December 2003 private placement. At closing, we issued to investors 6,000,000 shares of common stock and warrants to purchase 1,500,000 shares of common stock at an exercise price of $1.54 per share, and realized net proceeds of approximately $3,000,000. After giving effect to the shares of common stock issued at the closing, we had approximately 43,748,000 shares of common stock issued and outstanding. Cash transaction costs were paid by us at the closing of the first tranche of the private placement in December 2003. We also issued warrants to purchase 1,500,000 shares of common stock at an exercise price of $1.54 per share to our financial advisors in connection with the closing of the second tranche of the December 2003 private placement.

         Final closing conditions were met on November 30, 2004, when we completed 20 patient clinical scans in connection with the ComfortScan(TM) system PMA clinical trial, and shipped 10 revenue-producing, production-level ComfortScan systems.

         Following the closing, we reduced the conversion price of our outstanding shares of series A convertible preferred stock from $2.00 per share to $1.79 per share to give effect to anti-dilution provisions contained in the Certificate of Designation, Preferences and Rights relating to the series A convertible preferred stock that were triggered by a reduction in the purchase price per share of the common stock issued at the final closing of the December 2003 private placement.

         In connection with the closing of the second tranche of the December 2003 private placement, we agreed with Verus Support Services Inc. to terminate our Strategic Advisory Agreement pursuant to which Verus had been providing various support services as part of the December 2003 private placement. Pursuant to the termination, we agreed to issue to Verus warrants to purchase 227,500 shares of common stock at an exercise price of $1.54 per share.

SECTION 8 - OTHER EVENTS

ITEM 8.01.    OTHER EVENTS.

         We have withdrawn the application to list our common stock on the American Stock Exchange. We may re-submit an application to list our common stock on that exchange in the future.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         EXHIBIT NO.   DESCRIPTION OF EXHIBIT
         ----------    ----------------------

            99.1 Press Release of DOBI Medical International, Inc. issued December 22, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DOBI MEDICAL INTERNATIONAL, INC.



Date: December 23, 2004                            By:  /s/ Michael R. Jorgensen
                                                        ------------------------
                                                        Michael R. Jorgensen
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX




 EXHIBIT NO.   DESCRIPTION OF EXHIBIT
 -----------   ----------------------

    99.1 Press Release of DOBI Medical International, Inc. issued December 22, 2004.